                                                                   EXHIBIT 10(a)


                               AMENDMENT NO. 2 TO
        AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                  This AMENDMENT NO. 2 TO AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT (the "AMENDMENT") dated as of February 1, 2002 is among ArvinMeritor, Inc., an Indiana corporation (the "COMPANY"), Meritor Automotive Canada, Inc., a company organized under the laws of Canada, Arvin Finance Ireland, a company organized under the laws of Ireland, Meritor Heavy Vehicle Systems Limited, a company organized under the laws of the United Kingdom (collectively with the Company referred to as the "BORROWERS") and the "Lenders" and the "Agents" signatory hereto (each as defined in the "Credit Agreement" referred to below). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agents are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of June 27, 2001 (as amended by Amendment No. 1 thereto dated as of September 30, 2001, the "CREDIT AGREEMENT") among the Borrowers, the other Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto, Bank One, NA, in its capacity as administrative agent for itself and the other "Lenders" under the "Credit Agreement" (each as hereinafter defined) (the "ADMINISTRATIVE AGENT"), JP Morgan Chase Bank (successor to The Chase Manhattan Bank), in its capacity as syndication agent for itself and the other Lenders under the Credit Agreement (the "SYNDICATION AGENT") and Citicorp USA, Inc. and Bank of America, N.A. (collectively, the "DOCUMENTATION AGENTS"; the Administrative Agent, the Syndication Agent and the Documentation Agents being referred to collectively as the "AGENTS");

                  WHEREAS, the Borrowers have requested that the Agents and the Lenders amend certain provisions of the Credit Agreement; and

                  WHEREAS, the Borrowers, the Agents and the Lenders have agreed to enter into this Amendment on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lender and the Agents agree as follows:

                  1. Amendments. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

                  1.1. The definition of "Total Debt" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following new definition shall be substituted therefor:

                  "Total Debt" means, as of the end of any fiscal quarter of the Company, (a) all Indebtedness of the Company and its Subsidiaries as at such date, but excluding Indebtedness consisting of the Company-obligated mandatorily redeemable preferred capital securities, determined on a consolidated basis, minus (b) the amount identified on the Company's consolidated balance sheet as "cash and cash equivalents" as of the last day of such fiscal quarter, but solely to the extent that:

                  (i)      such cash and cash equivalents exceed $50,000,000;
                           and

                  (ii) such cash and cash equivalents are not subject to a Lien (including, without limitation, any Lien permitted hereunder), setoff (other than ordinary course setoff rights of a depository bank arising under a bank depository agreement for customary fees, charges and other account-related expenses due to such depository bank thereunder), counterclaim, recoupment, defense or other right in favor of any Person (other than the Administrative Agent, for the benefit of itself and the other Lenders).

                  2. Conditions Precedent. This Amendment shall become effective as of the date first above written, if, and only if the Administrative Agent has received duly executed originals of this Amendment from the Borrowers and the Required Lenders.

                  3. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

                  (a) The Borrowers have the requisite corporate or other organizational power and authority to execute and deliver this Amendment and the officers of the Borrowers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrowers with respect to the provisions hereof.

                  (b) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally).

                  (c) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Credit Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                  (d) No Default or Unmatured Default has occurred and is continuing under the Credit Agreement that has not been waived.

                  4. Reference to and Effect on the Credit Agreement.

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (b) Except as specifically amended or waived above, the Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.


                                ARVINMERITOR, INC., as a Borrower


                                By:  /s/ Frank A. Voltolina
                                   ------------------------------------
                                Name: Frank A. Voltolina
                                Title: Vice President and Treasurer


                                MERITOR AUTOMOTIVE CANADA, INC., as a
                                Borrower


                                By:  /s/ Frank A. Voltolina
                                    -----------------------------------
                                Name: Frank A. Voltolina
                                Title: Treasurer


                                ARVIN FINANCE IRELAND, as a Borrower


                                By:  /s/ Frank A. Voltolina
                                   -----------------------------------
                                Name: Frank A. Voltolina
                                Title: Director



                                MERITOR HEAVY VEHICLE SYSTEMS
                                LIMITED, as a Borrower


                                By:___________________________________
                                Name:  Allan H.S. Johnson
                                Title: Director and Secretary











                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.



                                           ARVINMERITOR, INC., as a Borrower

                                           By:_________________________________
                                           Name:
                                           Title:



                                           MERITOR AUTOMOTIVE CANADA, INC., as a
                                           Borrower


                                           By:_________________________________
                                           Name:
                                           Title:


                                           ARVIN FINANCE IRELAND, as a Borrower

                                           By:_________________________________
                                           Name:
                                           Title:



                                           MERITOR HEAVY VEHICLE SYSTEMS
                                           LIMITED, as a Borrower



                                           By: /s/ Allan H.S. Johnson
                                              ---------------------------------
                                           Name: Allan H.S. Johnson
                                           Title: Director and Secretary




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                LENDERS:



                                BANK ONE, NA (Main Office Chicago), as
                                Administrative Agent, an Issuer, the Swing Line Bank and a Lender


                                By: /s/  William J. Maxbauer
                                  -----------------------------------
                                Name:    William J. Maxbauer
                                Title:       Director



                                JP MORGAN CHASE BANK (successor to THE
                                CHASE MANHATTAN BANK}, as Syndication
                                Agent and a Lender

                                By:____________________________________
                                Name:
                                Title:


                                BANK OF AMERICA, N.A., as Documentation Agent and a Lender

                                By:____________________________________
                                Name:
                                Title:



                                CITICORP USA, INC., as Documentation Agent and a Lender


                                By:____________________________________
                                Name:
                                Title:


                                BANK OF TOKYO-MITSUBISHI TRUST
                                COMPANY, as a Lender


                                By:____________________________________
                                Name:
                                Title:


                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                LENDERS:


                                BANK ONE, NA (Main Office Chicago), as
                                Administrative Agent, an Issuer, the Swing Line Bank and a Lender


                                By:____________________________________
                                Name:
                                Title:



                                JP MORGAN CHASE BANK (successor to THE
                                CHASE MANHATTAN BANK), as Syndication
                                Agent and a Lender


                                By: /s/ Karen W. Sharf
                                   ------------------------------------
                                Name:  Karen W. Sharf
                                Title: Vice President



                                BANK OF AMERICA, N.A., as Documentation
                                Agent and a Lender

                                By:____________________________________
                                Name:
                                Title:


                                CITICORP USA, INC., as Documentation Agent and a Lender



                                By:____________________________________
                                Name:
                                Title:



                                BANK OF TOKYO-MITSUBISHI TRUST
                                COMPANY, as a Lender

                                By:____________________________________
                                Name:
                                Title:


                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                LENDERS:

                                BANK ONE, NA (Main Office Chicago), as
                                Administrative Agent, an Issuer, the Swing Line Bank and a Lender


                                By:____________________________________
                                Name:
                                Title:


                                JP MORGAN CHASE BANK (successor to THE
                                CHASE MANHATTAN BANK), as Syndication
                                Agent and a Lender


                                By:____________________________________
                                Name:
                                Title:



                                BANK OF AMERICA, N.A., as Documentation
                                Agent and a Lender


                                By:  /s/ Chas McDonnell
                                   ------------------------------------
                                Name:  Chas McDonnell
                                Title: Managing Director



                                CITICORP USA, INC., as Documentation Agent and a Lender


                                By:____________________________________
                                Name:
                                Title:



                                BANK OF TOKYO-MITSUBISHI TRUST
                                COMPANY, as a Lender

                                By:____________________________________
                                Name:
                                Title:






                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                C0MERICA BANK, as a Lender

                                By:____________________________________
                                Name:
                                Title:


                                DEUTSCHE BANK AG
                                NEW YORK BRANCH AND/OR CAYMAN
                                ISLAND BRANCH, as a Lender


                                By: /s/ Oliver Schwarz
                                   ------------------------------------
                                Name:   Oliver Schwarz
                                Title:  Vice President


                                By: /s/ Stephen G. Peezen
                                   ------------------------------------
                                Name:   Stephen G. Peezen
                                Title:  Director


                                KEYBANK NATIONAL ASSOCIATION, as a
                                Lender


                                By:____________________________________
                                Name:
                                Title:


                                UBS AG, STAMFORD BRANCH, as a Lender


                                By:____________________________________
                                Name:
                                Title:


                                By:____________________________________
                                Name:
                                Title:



                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                COMERICA BANK, as a Lender


                                By:____________________________________
                                Name:
                                Title:


                                DEUTSCHE BANK AG
                                NEW YORK BRANCH AND/OR CAYMAN
                                ISLAND BRANCH, as a Lender


                                By:____________________________________
                                Name:
                                Title:


                                By:____________________________________
                                Name:
                                Title:


                                KEYBANK NATIONAL ASSOCIATION, as a
                                Lender

                                By:____________________________________
                                Name:
                                Title:


                                UBS AG, STAMFORD BRANCH, as a Lender



                                By:  /s/  Wilfred V. Saint
                                   --------------------------------
                                Name:     Wilfred V. Saint
                                Title:    Associate Director
                                          Banking Products
                                          Services, US


                                By:____________________________________
                                Name:
                                Title:


                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                HSBC BANK PLC, as a Lender


                                By:  /s/ G. R. Thomas
                                   ---------------------------------
                                Name:   G. R. Thomas
                                Title:  Global Relationship Manager


                                ABN AMRO BANK N.V., as a Lender


                                By:_________________________________
                                Name:
                                Title:


                                By:_________________________________
                                Name:
                                Title:



                                FIRST UNION NATIONAL BANK, as a Lender


                                By:_________________________________
                                Name:
                                Title:



                                FLEET NATIONAL BANK, as a Lender



                                By:_________________________________
                                Name:
                                Title:



                                SUNTRUST BANK, as a Lender


                                By:_________________________________
                                Name:
                                Title:



                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                HSBC BANK PLC, as a Lender


                                By:_________________________________
                                Name:
                                Title:



                                ABN AMRO BANK N.V., as a Lender


                                By: /s/ Laurie D. Flom
                                   ---------------------------------
                                Name:   Laurie D. Flom
                                Title:   Senior Vice President



                                By: /s/ Douglas R. Elliott
                                    ---------------------------------
                                Name:   Douglas R. Elliott
                                Title:  Group Vice President


                                FIRST UNION NATIONAL BANK, as a Lender


                                By:_________________________________
                                Name:
                                Title:



                                FLEET NATIONAL BANK, as a Lender


                                By:_________________________________
                                Name:
                                Title:



                                SUNTRUST BANK, as a Lender

                                By:_________________________________
                                Name:
                                Title:



                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                HSBC BANK PLC, as a Lender

                                By:_________________________________
                                Name:
                                Title:



                                ABN AMRO BANK N.V., as a Lender


                                By:_________________________________
                                Name:
                                Title:


                                By:_________________________________
                                Name:
                                Title:


                                FIRST UNION NATIONAL BANK, as a Lender


                                By:_________________________________
                                Name:
                                Title:



                                FLEET NATIONAL BANK, as a Lender


                                By:_________________________________
                                Name:
                                Title:



                                SUNTRUST BANK, as a Lender

                                By: /s/ William C. Humphries
                                   ---------------------------------
                                Name:   William C. Humphries
                                Title:  Director





                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                TORONTO DOMINION (TEXAS), INC., as a
                                Lender


                                By:  /s/ Jill Hall
                                   ------------------------------
                                Name:     Jill Hall
                                Title:  Vice President


                                MELLON BANK, N.A., as a Lender


                                By:_________________________________
                                Name:
                                Title:



                                THE BANK OF NEW YORK, as a Lender



                                By:_________________________________
                                Name:
                                Title:


                                BAYERISCHE LANDESBANK
                                GIROZENTRALE, CAYMAN ISLANDS
                                BRANCH, as a Lender



                                By:_________________________________
                                Name:
                                Title:


                                By:_________________________________
                                Name:
                                Title:



                                CREDIT LYONNAIS NEW YORK BRANCH, as
                                a Lender



                                By:_________________________________
                                Name:
                                Title:




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                TORONTO DOMINION (TEXAS), INC., as a
                                Lender


                                By:_________________________________
                                Name:
                                Title:


                                MELLON BANK, N.A., as a Lender


                                By:_________________________________
                                Name:
                                Title:



                                THE BANK OF NEW YORK, as a Lender


                                By: /s/ Joshua Feldman
                                   --------------------------------
                                Name:   Joshua Feldman
                                Title:  Vice President


                                BAYERISCHE LANDESBANK
                                GIROZENTRALE, CAYMAN ISLANDS
                                BRANCH, as a Lender


                                By:_________________________________
                                Name:
                                Title:


                                By:_________________________________
                                Name:
                                Title:


                                CREDIT LYONNAIS NEW YORK BRANCH, as
                                a Lender


                                By:_________________________________
                                Name:
                                Title:




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                TORONTO DOMINION (TEXAS), INC., as a
                                Lender


                                By:_________________________________
                                Name:
                                Title:


                                MELLON BANK, N.A., as a Lender


                                By:_________________________________
                                Name:
                                Title:



                                THE BANK OF NEW YORK, as a Lender


                                By:_________________________________
                                Name:
                                Title:


                                BAYERISCHE LANDESBANK
                                GIROZENTRALE, CAYMAN ISLANDS
                                BRANCH, as a Lender


                                By: /s/  Hereward Drummond
                                   ---------------------------------
                                Name:  Hereward Drummond
                                Title: Senior Vice President


                                By: /s/ James H. Bolye
                                   --------------------------------
                                Name:  James H. Bolye
                                Title: Vice President


                                CREDIT LYONNAIS NEW YORK BRANCH, as
                                a Lender


                                By:_________________________________
                                Name:
                                Title:




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                TORONTO DOMINION (TEXAS), INC., as a
                                Lender


                                By:_________________________________
                                Name:
                                Title:


                                MELLON BANK, N.A., as a Lender


                                By:_________________________________
                                Name:
                                Title:



                                THE BANK OF NEW YORK, as a Lender


                                By:_________________________________
                                Name:
                                Title:


                                BAYERISCHE LANDESBANK
                                GIROZENTRALE, CAYMAN ISLANDS
                                BRANCH, as a Lender


                                By:_________________________________
                                Name:
                                Title:


                                By:_________________________________
                                Name:
                                Title:


                                CREDIT LYONNAIS NEW YORK BRANCH, as
                                a Lender


                                By: /s/ Guido Van Hauwermeiren
                                   ---------------------------------
                                Name:  GUIDO VAN HAUWERMEIREN
                                Title: AUTHORIZED SIGNATURE




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                          AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

                                    FIRSTAR BANK, NA, as a Lender


                                    By:_______________________________
                                    Name:
                                    Title:


                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED, CHICAGO BRANCH, as a Lender


                                    By: /s/ Walter R. Wolff
                                       -------------------------------
                                    Name:   Walter R. Wolff
                                    Title:  Joint General Manager and Group Head


                                    LLOYDS TSB BANK plc, as a Lender


                                    By:_______________________________
                                    Name:
                                    Title:

                                    By:_______________________________
                                    Name:
                                    Title:


                                    NATIONAL CITY BANK OF INDIANA, as a
                                    Lender


                                    By:_______________________________
                                    Name:
                                    Title:

                                    By:_______________________________
                                    Name:
                                    Title:


                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                    AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT
                                    AGREEMENT

                                    FIRSTAR BANK, NA, as a Lender


                                    By:_______________________________
                                    Name:
                                    Title:


                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED, CHICAGO BRANCH, as a Lender


                                    By:_______________________________
                                    Name:
                                    Title:

                                    LLOYDS TSB BANK plc, as a Lender


                                    By:_______________________________
                                    Name:
                                    Title:

                                    By:_______________________________
                                    Name:
                                    Title:


                                    NATIONAL CITY BANK OF INDIANA, as a
                                    Lender

                                    By: /s/ David McNeely
                                       -------------------------------
                                    Name:   David McNeely
                                    Title:  Corporate Banking Officer


                                    By:_______________________________
                                    Name:
                                    Title:




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                    AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT
                                    AGREEMENT

                                    THE NORTHERN TRUST COMPANY, as a
                                    Lender

                                    By:_______________________________
                                    Name:
                                    Title:

                                    UNICREDITO ITALIANO, as a Lender

                                    By:_______________________________
                                    Name:
                                    Title:

                                    BANCA NAZIONALE DEL LAVORO, S.p.A.,
                                    New York Branch, as a Lender

                                    By: /s/ Juan Cortes
                                       -------------------------------
                                    Name:   Juan Cortes
                                    Title:  Vice President

                                    By: /s/ Leonardo Valentini
                                       -------------------------------
                                    Name:   Leonardo Valentini
                                    Title:  First Vice President







                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                     AMENDED AND RESTATED 5-YEAR
                                                      REVOLVING CREDIT AGREEMENT

                                      INTESABCI - NEW YORK BRANCH, as a Lender


                                      By:_______________________________
                                      Name:
                                      Title:


                                      By:_______________________________
                                      Name:

                                      Title:

                                      NORDEA BANK FINLAND PLC (formerly
                                      MERITA BANK PLC), as a Lender

                                      By: /s/ Charles J. Lansdown
                                         -------------------------------
                                      Name:   Charles J. Lansdown
                                      Title:  Senior Vice President


                                      By: /s/ Ulf Forsstrom
                                         -------------------------------
                                      Name:   Ulf Forsstrom
                                      Title:  Vice President



                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                     AMENDED AND RESTATED 5-YEAR
                                                      REVOLVING CREDIT AGREEMENT